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                       SECURITIES AND EXCHANGE COMMISSION

                                Washington, D. C.



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report:  June 30, 1995






                          MORRISON KNUDSEN CORPORATION


                          Commission File Number 1-8889





                             A Delaware corporation

                   IRS Employer Identification No. 82-0393735




                   MORRISON KNUDSEN PLAZA, PLAZA, IDAHO 83729

                                  208/386-5000


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                          MORRISON KNUDSEN CORPORATION
                          COMMISSION FILE NUMBER 1-8889


ITEM 5.  OTHER MATERIAL IMPORTANT EVENTS.

At its meeting on June 30, 1995, the registrant's Board of Directors resolved that the Annual Meeting of Stockholders of the Company will be held on Friday, September 8, 1995 at the Company's World Headquarters Complex in Boise, Idaho, with a record date of July 31, 1995.

                                    Signature
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MORRISON KNUDSEN CORPORATION


                                                 /s/ Stephen G. Hanks
July 6, 1995                            By:
                                            -----------------------------------
                                             Stephen G. Hanks
                                             Executive Vice President and
                                             Chief Legal Officer